EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF NEW MOMENTUM CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of New Momentum Corporation for the quarter ended March 31, 2021, the undersigned, Leung Tin Lung David, Chief Executive Officer of New Momentum Corporation does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of New Momentum Corporation.

Date: May 24, 2021	By:	/s/ Leung Tin Lung David
Leung Tin Lung David
(principal executive officer, principal accounting officer and principal financial officer)